EXHIBIT 10.9


                     SPLIT DOLLAR AGREEMENT


     This  Split Dollar Agreement (the "Agreement") is  made  and entered  into this 29th day of June, 1999 by and between  Nortek,

Inc., a Delaware corporation having a principal place of business in Providence, Rhode Island (the "Corporation"), and Mark Richard

Harris  and  Pamela Jean Harris (the "Trustees"), for  themselves and  their successors in office as trustees of the Richard J. and

Carole M. Harris 1999 Irrevocable Trust established June 29, 1999 by  Richard  J.  and  Carole M. Harris (the Corporation  and  the

Trustees are hereinafter referred to together as the "Parties").

                          WITNESSETH:

     WHEREAS,  Richard J. Harris (the "Employee") is employed  by the Corporation as its Vice President and Treasurer; and

     WHEREAS,  the Corporation desires to assist the Trustees  in funding  insurance  on the lives of the Employee  and  his  wife,

Carole  M.  Harris ("Insureds"), the Corporation  believing  that providing such assistance is in its best interests; and

     WHEREAS, the Trustees are the owner of policy [policy number redacted]  (the  "Policy")  issued by  New  York  Life  Insurance

Company (the "Insurer") on the life of the said Carole M. Harris,

with supplemental coverage on the life of the Employee;

     NOW, THEREFORE, for and in consideration of the promises and mutual  covenants  expressed herein by each of the  Parties,  the

Parties agree as follows:

     1.    The  Corporation  intends from time  to  time  to  pay

premiums   due  on  the  Policy.   Immediately  thereafter,   the

Corporation  may  require  payment  from  the  Trustees  of   the

Trustees' share (as defined below).  If payment from the Trustees is  not  so required, the Corporation shall treat its payment  of the  Trustees's share (as so defined) as additional  compensation to  the Employee.  The Trustees's share of each premium shall  be that portion of the premium that is equal to the economic benefit which  the  Employee would be deemed to have received  and  which would  be  taxable to him for federal income tax  purposes  under

Revenue  Rulings  64-328, 66-110 and any  subsequent  rulings  or regulations if the entire premium were paid by the Corporation.

     2.    The  Trustees  shall be the owner of the  Policy  and,

except  to the extent of the Corporation's Interest in the Policy as provided herein, shall have and may exercise all the rights of a policy owner.  Dividends shall not be applied to the payment of premiums  unless  otherwise agreed by  the  Corporation  and  the

Trustees.

     3.     The  Trustees  hereby assign to the  Corporation  the

following limited ownership rights in the Policy:

     (a) The right to obtain one or more loans or advances on the Policy to the extent of the Corporation's
          Interest in the Policy, in each case only with the prior consent of the Trustees.

     (b) The right upon termination of this Agreement to realize against the cash value of the Policy or the death proceeds payable under the terms of the Policy, as the case may be, the Corporation's Interest in the Policy. For purposes of this subparagraph, the sale, surrender or transfer of ownership of the Policy by the Trustees  shall  be
          deemed a termination of the Agreement unless consented to by the Corporation. If this Agreement terminates during the lifetime of either of the Insureds, the Corporation shall have no right of recovery against the Trustees in excess of the then cash surrender value of the Policy.


     4.    The  Corporation's "Interest" in the Policy as of  any

given  date  shall equal the sum of the Corporation's  cumulative premiums  paid to the Insurer with respect to the Policy (whether paid before or after the date of this agreement), reduced by  the amount of any outstanding indebtedness on the Policy incurred for the benefit of the Corporation.

     5.    If  not sooner terminated by mutual agreement  of  the

Parties,  this Agreement shall terminate upon the first to  occur of any one of the following events:

     (a)  The total cessation of the business of the Corporation;

     (b)  The   bankruptcy,  insolvency  or  dissolution  of  the
          Corporation; or

     (c)  The death of the survivor of the Insureds.

Upon  termination, the rights of the Parties shall be as provided herein.

     6.    To  secure  the  repayment to the Corporation  of  the

amounts due to it under the terms of this Agreement, the Trustees hereby assign the Policy to the Corporation as collateral  to the

full  extent  of the Corporation's Interest in the Policy.   This

collateral assignment of the Policy to the Corporation shall  not be terminated, altered, amended, adversely affected or reduced in any  way by the Trustees, without the express written consent  of

the  Corporation.   The  Parties  hereto  agree  to  execute  any

additional  collateral assignment forms or documents required  by the  Insurer,  or which may otherwise be necessary  to  implement this Agreement.

     7.    The Parties agree that this is a private agreement  to

which  the Insurer is not a party and for which it can assume  no responsibility and, therefore, a copy of the Agreement  need  not be  filed with the Insurer.  The Insurer shall be fully protected from  all liability under the Policy in dealing exclusively  with the  owner of the Policy and in paying the proceeds of the Policy in  accordance  with  the collateral assignment  and  beneficiary designation provided to the Insurer.

     8.   If this Agreement is subject to the Employee Retirement

Income  Security  Act of 1974 ("ERISA"), it shall  constitute  an employee  welfare benefit plan.  If required, the Vice  President and  Treasurer  of  the Corporation is hereby designated  as  the

named  fiduciary  under this Agreement for ERISA  purposes.   The

Vice  President and Treasurer shall have discretionary  authority

to   control   and  manage  the  operation,  interpretation   and

administration  of  this Agreement and to  establish  any  claims procedures required by ERISA.

     9.    Any of the provisions of this Agreement may be amended

or  altered, and such changes shall become effective when reduced to writing and signed by both of the Parties.

     10.   This Agreement shall be binding upon and inure to  the

benefit  of the Corporation, and its successors and assigns,  and the Trustees, and their successors and assigns.

     11.   Except  to  the extent that federal law applies,  this

Agreement shall be governed by, and construed in accordance with,

the  laws of the State of Rhode Island.  However, if and  to  the extent  that ERISA applies, ERISA shall pre-empt any  state  laws

(including  the  laws of the State of Rhode Island)  relating  to this Agreement.

     SIGNED and SEALED in two original counterparts as of the date first above written.


                                   NORTEK, INC.


                                   By:/s/ Richard L. Bready
                                   Its:Chairman,
                                     duly authorized



                                   /s/ Mark R. Harris
                                   Mark Richard Harris, for
                                   himself and his
                                   successors in office as
                                   trustee of
                                   the Richard J. and Carole
                                   M. Harris
                                   Irrevocable Trust, and not
                                   individually



                                   /s/ Pamela J. Harris
                                   Pamela Jean Harris, for
                                   herself and his
                                   successors in office as
                                   trustee of the
                                   Richard J. and Carole M.
                                   Harris
                                   Irrevocable Trust, and not
                                   individually

   Appendix (prepared by the Company for SEC filing purposes)
                               to
 Exhibit 10.9--Split Dollar Agreement dated as of June 29, 1999 between the Company and Mark Richard Harris and Pamela Jean
 Harris as trustees of the Richard J. and Carole M. Harris 1999
                        Irrevocable Trust


      The  life  insurance policy covered by  this  Split  Dollar
Agreement (the "Agreement") currently provides for a death benefit of $1,000,000 to be divided between the beneficiary of the policy and the Company pursuant to the Agreement.